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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2001
Date of Report
(Date of earliest event reported)

click2learn.com, inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0024289 (Commission File No.)	91-1276003 (IRS Employer Identification Number)

110-110th Avenue NE
Bellevue, Washington 98004
(Address of Principal Executive Offices)

(425) 462-0501
(Registrant's Telephone Number, Including Area Code)

Item 5.  OTHER EVENTS

    On January 15, 2001 click2learn.com announced its preliminary financial results for the fourth quarter of 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  EXHIBITS.
99.1	Press release dated January 15, 2001 regarding click2learn.com's preliminary financial results.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date: January 19, 2001

click2learn.com, inc
By:	/s/ STEVEN ESAU
Name: Steven Esau Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 15, 2001, regarding click2learn.com's preliminary financial results

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SIGNATURES
EXHIBIT INDEX